70 Maxess Road ▪ Melville, NY  11747
631-396-5000 ▪ Fax: 631-396-3016

FOR IMMEDIATE RELEASE

Nu Horizons Electronics Corp. Sets Record Date and Meeting Date for Special Meeting
of Stockholders to Approve Proposed Acquisition by Arrow Electronics, Inc.

MELVILLE, NY – October 26, 2010 – Nu Horizons Electronics Corp. (Nasdaq: NUHC) today announced that a special meeting of stockholders, to consider and vote upon the proposed acquisition of Nu Horizons by Arrow Electronics, Inc. (NYSE: ARW), has been set for December 7, 2010.  The meeting will be held at the Hilton Long Island/Huntington, 598 Broadhollow Road, Melville, New York 11747 and will begin at 10:00 a.m., ET.  Nu Horizons stockholders of record as of the close of business yesterday, October 25, 2010, will receive notice of and voting materials relating to the special meeting.  A definitive proxy statement relating to the special meeting is expected to be mailed to these stockholders beginning October 29, 2010.

About Nu Horizons
Nu Horizons is a leading global distributor of advanced technology semiconductor, display, illumination and power solutions to a wide variety of commercial original equipment manufacturers (OEMs) and electronic manufacturing services providers (EMS).  With sales facilities in 54 locations across North America, Europe and Asia and regional logistics centers throughout the globe, Nu Horizons partners with a limited number of best-in-class suppliers to provide in-depth product development, custom logistics and life-cycle support to its customers.  Information on Nu Horizons and its services is available at www.nuhorizons.com.

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Nu Horizons Investor Relations Contact:	Nu Horizons Media Relations Contact:
Martin Kent	Jordan M. Darrow
Nu Horizons Electronics Corp.	Darrow Associates, Inc.
President and Chief Executive Officer	(631) 367-1866
(631) 396-5000	jdarrow@darrowir.com

Cautionary Statement Regarding Forward-Looking Statements
Except for historical information contained herein, the matters set forth in this news release are forward-looking statements.  When used in this press release, words such as "anticipate," "believe," "estimate," "expect," "intend" and similar expressions, as they relate to Nu Horizons or its management, identify forward-looking statements.  Such forward-looking statements are based on the current beliefs of Nu Horizons’ management, as well as assumptions made by and information currently available to its management.  Forward-looking statements involve certain risks and uncertainties that could cause actual results to differ from those in the forward looking-statements. Potential risks and uncertainties include such factors as the risk that the acquisition of the Company by Arrow Electronics, Inc. does not close, including the risk that the requisite stockholder and regulatory approvals may not be obtained; the level of business and consumer spending for electronic products; the competitive environment within the electronics industry; the ability of the Company to expand its operations; the financial strength of the Company's customers and suppliers; the cyclical nature of the distributor industry; pricing and gross margin pressures; loss of key customers; the ability to control costs and expenses; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and risks involving governmental regulation.  Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.  Such statements reflect our current view with respect to the future and are subject to these and other risks, uncertainties and assumptions relating to Nu Horizons’ financial condition, results of operations, growth strategy and liquidity.  The Company does not undertake any obligation to update its forward-looking statements.